EXHIBIT 99.3

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: March 15, 2019

$235,414.71

ORIGINAL ISSUE

PROMISSORY NOTE

THIS PROMISSORY NOTE is a duly authorized and validly issued Promissory Note (this “Note”) of JAGUARING, INC., d/b/a CANNAVOLVE, a Washington corporation, (the “Company”), having its principal place of business at 2211 Elliott Ave, Suite 200, Seattle, WAS 98121.

FOR VALUE RECEIVED, the Company promises to pay to BAGEL HOLE, INC., or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the maximum principal sum of Two Hundred Thirty Five Thousand Four Hundred Fourteen Dollars and 71 cents ($235,414.71), on or before July 15th, 2019 (which date is three (3) months from the date set forth above the “Due Date”), unless converted as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is issued pursuant to the terms of the Note Agreement by and between the Company and the Holder, dated March 15, 2019 (the “Note Agreement”).

This Note is subject to the following additional provisions:

Section 1.

Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note, capitalized terms not otherwise defined herein shall have the meanings set forth in the Note Agreement, the terms of which are incorporated by reference herein.

Section 2.

Interest; Prepayment.

a)

Payment of Interest. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of ten percent (10%) percent per annum, payable on the due date, subject to the terms hereof. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Original Issue Date set forth above, until payment in full of the outstanding principal, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.  Interest hereunder will be paid to the person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”); provided that if this Note is transferred by the original owner to another Holder, interest shall be paid to the new Holder only from the date that the new Holder’s name is placed in the Note Register. All overdue accrued and unpaid interest to be paid hereunder shall entail a late fee at an interest rate equal to the greater of .5% per month or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such interest is due hereunder through and including the date of actual payment in full.

b)

Prepayment.  At any time upon ten (10) days written notice to the Holder, but only if this Note has not been converted as described in Section 4 herein,  the Company may prepay any portion of the principal amount of this Note and any accrued and unpaid interest.  The Holder may continue to convert the Note from the date notice of the prepayment is given until the date of the actual prepayment.

Section 3.

Registration of Transfers and Exchanges.

This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.  This Note has been issued subject to certain investment representations of the original Holder set forth in the Note Agreement and may be transferred or exchanged only in compliance with the Note Agreement and applicable federal and state securities laws and regulations.  Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.  This Note may be assigned by the Holder without the Company’s consent, and may be assigned by the Company only upon the Holder’s written consent.

Section 4.

Conversion.

a)

Automatic Conversion. The Holder of this Note and the Company agree that, at any time beginning after the Original Issue Date until this Note is no longer outstanding, and provided that there has been no Event of Default as described in Section 5 herein, this Note, together with all accrued and unpaid interest, shall automatically convert, without further action by the Holder or the Company, into shares of common stock of Intelligent Buying, Inc.(“INTB”) that are to be issued to investors in INTB’s Rule 506(c) offering (the “Offering”), in accordance with the conversion price of the Note set forth in Section 4(b) herein.  Upon this Note being so converted, the Note shell be surrendered and deemed fully paid, as consideration therefor, the appropriate number of shares of INTB (the “Conversion Shares”) shall be issued to the Holder.  No Notice of Conversion shall be required.  To effect conversions hereunder, the Holder shall physically surrender this Note to the Company, and shall include a calculation of the accrued and unpaid interest.

b)

Conversion Price.  The Conversion Price shall be equal to the same price per share as the price per share to be paid by investors in the SEC Rule 506(c) offering being made by Intelligent Buying, Inc., (“INTB”), a company with which the Company has entered into a Reorganization Agreement.  The Conversion Price will be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction that proportionately decreases or increases the Common Stock during such measuring period.   Notwithstanding anything herein to the contrary, at any time after the occurrence of any Event of Default the Holder may, at such Holder’s option and otherwise in accordance with the provisions for conversion herein, convert all or any part of this Note into the number of shares of Common Stock that is a majority of the then issued and outstanding shares of Common Stock of the Company (the “Default Shares”).  Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default pursuant to Section 6 hereof and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief and/or remedies under the guarantee and pledge of securities pursuant to the Note Agreement.  The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

Section 5.

Events of Default.

a)

“Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.

any default in the payment of (A) the principal amount of the Note, or (B) interest, liquidated damages and other amounts owed by a Holder on any Note, as and when the same shall become due and payable (whether on a Conversion Date or a Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured within three Business Days;

ii.

the Company shall fail to observe or perform any other covenant or agreement contained in this Note  (other than a breach by the Company of its obligations to deliver shares of Common Stock to the Holder upon conversion, which breach is addressed in clause (xi) below) which failure is not cured, if possible to cure, within the earlier to occur of (A) five Business Days after notice of such failure sent by the Holder or by any other Holder to the Company and (B) ten Business Days after the Company has become or should have become aware of such failure;

iii.        any representation or warranty made in this Note, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

iv.

the Company shall be subject to a bankruptcy or similar insolvency;

v.

if the Company shall: (i) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of it or any of its properties, (ii) admit in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of creditors, (iv) be adjudicated bankrupt or insolvent or be the subject of an order for relief under Title 11 of the United States Code or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute of any other jurisdiction or foreign country, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage or any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or (vi) take or permit to be taken any action in furtherance of or for the purpose of effecting any of the foregoing; or

vi.

the Company shall fail to maintain sufficient reserved shares pursuant to enable it to issue shares to the Holder upon conversion.

b)

Remedies Upon Event of Default. If an Event of Default of the Company occurs, then, in addition to the other remedies set forth herein, the outstanding principal amount of this Note, plus accrued but unpaid interest, liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election by notice in writing to Company, immediately due and payable in cash.  After the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the greater of .5% per month (6% per annum) or the maximum rate permitted under applicable law.  Upon the payment in full of Note in accordance with this Section, the Holder shall promptly surrender this Note to or as directed by the Company.  In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law.  Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 5(b).  No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

Section 6.

Miscellaneous.

a)

Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Note Agreement or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 6(a).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder as set forth in the Note Agreement, or as appearing on the books of the Company, or such other facsimile number or address as the Holder may specify for such purposes by notice to the Company delivered in accordance with this Section 6(a).  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 12:00 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 12:00 p.m. (New York City time) on any Trading Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)

Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

c)

Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d)

Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in New York City, State of New York (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)

Waiver.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or the Holder must be in writing.

f)

Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g)

Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and the Note Agreement at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note.  The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

h)

Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

JAGUARING, INC. d/b/a CANNAVOLVE
By: /s/ Dante Jones Name: Dante Jones Title: CEO